Exhibit 99.1

Unaudited financial information relating to the Company

Consolidated Financial Summary

(Amounts in thousands, except per share data)

	Second Quarter		Six Months
	2014	2013	2014	2013
Revenues:
Net premiums written	$1,489,776	$1,341,898	$3,015,656	$2,718,864
Change in unearned premiums	(72,131)	(59,383)	(234,399)	(204,230)

Net premiums earned	1,417,645	1,282,515	2,781,257	2,514,634
Investment income	138,729	143,737	307,440	279,666
Insurance service fees	26,922	27,652	55,625	54,388
Net investment gains	109,168	33,058	161,922	53,027
Revenues from wholly-owned investees	104,285	83,775	197,125	175,510
Other income	240	225	526	506

Total revenues	1,796,989	1,570,962	3,503,895	3,077,731

Expenses:
Losses and loss expenses	867,778	805,470	1,689,873	1,550,149
Other operating costs and expenses	534,150	494,286	1,049,316	975,890
Expenses from wholly-owned investees	101,296	81,293	193,026	170,445
Interest expense	30,311	31,207	60,641	62,318

Total expenses	1,533,535	1,412,256	2,992,856	2,758,802

Income before income taxes	263,454	158,706	511,039	318,929
Income tax expense	(83,277)	(43,579)	(161,178)	(87,204)

Net income before noncontrolling interests	180,177	115,127	349,861	231,725
Noncontrolling interests	(216)	830	(227)	847

Net income to common stockholders	$179,961	$115,957	$349,634	$232,572

Net income per share:
Basic	$1.41	$0.85	$2.72	$1.71
Diluted	$1.35	$0.82	$2.60	$1.65

Average shares outstanding:
Basic	127,668	135,894	128,765	135,959
Diluted	133,304	141,274	134,323	141,257

Business Segment Operating Results

(Amounts in thousands, except ratios) (1)

	Second Quarter		Six Months
	2014	2013	2014	2013
Insurance-Domestic:
Gross premiums written	$1,351,624	$1,186,186	$2,694,566	$2,365,908
Net premiums written	1,123,843	967,784	2,250,224	1,953,964
Premiums earned	1,041,745	925,997	2,045,252	1,810,375
Pre-tax income	176,855	152,334	379,040	293,684
Loss ratio	60.9%	62.9%	60.4%	62.7%
Expense ratio	32.3%	32.5%	32.4%	32.8%
GAAP combined ratio	93.2%	95.4%	92.8%	95.5%

Insurance-International:
Gross premiums written	$265,200	$241,738	$542,386	$493,313
Net premiums written	222,622	201,445	448,443	406,580
Premiums earned	201,868	180,192	387,192	351,311
Pre-tax income	11,510	12,583	29,257	34,965
Loss ratio	60.7%	61.0%	60.0%	58.5%
Expense ratio	38.8%	38.9%	39.4%	38.4%
GAAP combined ratio	99.5%	99.9%	99.4%	96.9%

Reinsurance-Global:
Gross premiums written	$155,577	$190,012	$340,716	$390,336
Net premiums written	143,311	172,669	316,989	358,320
Premiums earned	174,032	176,326	348,813	352,948
Pre-tax income	25,866	24,752	57,940	62,693
Loss ratio	63.4%	63.9%	64.0%	59.4%
Expense ratio	31.9%	35.1%	32.4%	35.7%
GAAP combined ratio	95.3%	99.0%	96.4%	95.1%

Corporate and Eliminations:
Net realized investment gains	$109,168	$33,058	$161,922	$53,027
Interest expense	(30,311)	(31,207)	(60,641)	(62,318)
Other revenues and expenses	(29,634)	(32,814)	(56,479)	(63,122)
Pre-tax gain (loss)	49,223	(30,963)	44,802	(72,413)

Consolidated:
Gross premiums written	$1,772,401	$1,617,936	$3,577,668	$3,249,557
Net premiums written	1,489,776	1,341,898	3,015,656	2,718,864
Premiums earned	1,417,645	1,282,515	2,781,257	2,514,634
Pre-tax income	263,454	158,706	511,039	318,929
Loss ratio	61.2%	62.8%	60.8%	61.6%
Expense ratio	33.2%	33.8%	33.4%	34.0%
GAAP combined ratio	94.4%	96.6%	94.2%	95.6%

(1)	Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

Supplemental Information

(Amounts in thousands)

	Second Quarter		Six Months
	2014	2013	2014	2013
Insurance-Domestic net premiums written:
Other liability	$400,289	$348,110	$771,720	$671,666
Workers’ compensation	283,995	225,888	630,865	524,065
Short-tail lines (1)	235,972	206,357	443,081	386,156
Commercial automobile	129,282	121,063	263,808	244,649
Professional liability	74,305	66,366	140,750	127,428

Total	$1,123,843	$967,784	$2,250,224	$1,953,964

Losses from catastrophes:
Insurance-Domestic	$38,370	$26,696	$51,111	$30,356
Insurance-International	272	3,171	1,403	3,404
Reinsurance-Global	1,148	4,293	1,246	5,413

Total	$39,790	$34,160	$53,760	$39,173

Investment income:
Core portfolio (2)	$109,431	$116,171	$218,824	$237,383
Investment funds	22,356	22,576	76,155	33,510
Arbitrage trading account	6,942	4,990	12,461	8,773

Total	$138,729	$143,737	$307,440	$279,666

Other operating costs and expenses:
Underwriting expenses	$470,296	$433,271	$928,434	$855,484
Service expenses	23,607	23,136	45,864	45,441
Debt extinguishment costs	—	6,709	—	6,709
Net foreign currency (gain) loss	1,993	(6,718)	1,659	(4,771)
Other costs and expenses	38,254	37,888	73,359	73,027

Total	$534,150	$494,286	$1,049,316	$975,890

Cash flow from operations	$111,459	$198,820	$254,623	$313,932

Reconciliation of operating and net income:
Operating income (3)	$109,002	$98,830	$244,385	$202,465
After-tax investment gains	70,959	21,488	105,249	34,468
After-tax debt extinguishment costs	—	(4,361)	—	(4,361)

Net income	$179,961	$115,957	$349,634	$232,572

(1)	Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery and other lines.
(2)	Core portfolio includes fixed maturity securities, equity securities, cash and cash equivalents, real estate and loans receivable.
(3)	Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains and after-tax debt extinguishment costs. Management believes that excluding net investment gains and after-tax debt extinguishment costs provides a useful indicator of trends in the Company’s underlying operations.

Selected Balance Sheet Information

(Amounts in thousands, except per share data)

	June 30, 2014	December 31, 2013

Net invested assets (1)	$16,017,443	$15,540,488
Total assets	21,167,194	20,551,796
Reserves for losses and loss expenses	10,256,219	10,080,941
Senior notes and other debt	1,697,037	1,692,442
Junior subordinated debentures	339,930	339,800
Common stockholders’ equity (2)	4,619,713	4,336,035
Common stock outstanding (3)	127,613	132,233
Book value per share (4)	36.20	32.79
Tangible book value per share (4)	35.18	31.74

(1)	Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases, net of related liabilities.
(2)	After-tax unrealized investment gains were $378 million and $257 million as of June 30, 2014 and December 31, 2013, respectively. Unrealized currency translation losses were $40 million and $61 million as of June 30, 2014 and December 31, 2013, respectively.
(3)	During the second quarter of 2014, the Company repurchased 100,514 shares of its common stock for $4.6 million. During the first six months of 2014, the Company repurchased 4,908,701 shares of its common stock for $198 million.
(4)	Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding.

Investment Portfolio

June 30, 2014

(Amounts in thousands)

	Carrying Value	Percent of Total
Fixed maturity securities:
United States government and government agencies	$867,127	5.4%
State and municipal:
Special revenue	2,219,350	13.9%
State general obligation	715,219	4.5%
Pre-refunded	604,868	3.8%
Corporate backed	443,660	2.8%
Local general obligation	308,599	1.9%

Total state and municipal	4,291,696	26.9%

Mortgage-backed securities:
Agency	1,005,318	6.3%
Residential - Prime	163,031	1.0%
Residential — Alt A	82,798	0.5%
Commercial	80,387	0.5%

Total mortgage-backed securities	1,331,534	8.3%

Corporate:
Asset-backed	1,608,080	10.0%
Industrial	1,564,582	9.8%
Financial	1,164,931	7.3%
Utilities	194,196	1.2%
Other	97,533	0.6%

Total corporate	4,629,322	28.9%

Foreign government	968,376	6.0%

Total fixed maturity securities (1)	12,088,055	75.5%

Equity securities available for sale:
Preferred stocks	153,532	1.0%
Common stocks	103,527	0.6%

Total equity securities available for sale	257,059	1.6%

Investment funds (3)	979,450	6.1%
Arbitrage trading account	732,279	4.6%
Real estate	530,239	3.3%
Cash and cash equivalents (2)	774,670	4.8%
Loans receivable	655,691	4.1%

Net invested assets	$16,017,443	100.0%

(1)	Total fixed maturity securities had an average rating of AA- and an average duration of 3.1 years.
(2)	Cash and cash equivalents includes trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.
(3)	Investment funds are net of related liabilities of $5 million.

Foreign Government Fixed Maturity Securities

June 30, 2014

(Amounts in thousands)

Carrying Value
Australia	$258,187
United Kingdom	188,303
Canada	171,353
Argentina	114,038
Brazil	68,431
Germany	66,485
Norway	52,320
Supranational (1)	39,105
Singapore	6,768
Uruguay	3,386

Total	$968,376

(1)	Supranational represents investments in the North American Development Bank, European Investment Bank and International Bank for Reconstruction & Development.